Exhibit 10.12

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE AND IS THEREFORE A RESTRICTED SECURITY AS DEFINED UNDER THE ACT.  THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE TRANSFERRED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE ACT OR THE LAWS OF THE APPLICABLE STATE OR A "NO ACTION" OR INTERPRETIVE LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER, AND ITS COUNSEL, TO THE EFFECT THAT THE SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT AND SUCH STATE STATUTES.

PROMISSORY NOTE

$1,000.00

September 24, 2010

FOR VALUE RECEIVED, the undersigned promises to pay to the order of Lorikeet, Inc., the sum of One Thousand and No/100 Dollars ($1,000.00), together with interest on the unpaid principal balance at a rate per annum equal to eight percent (8%).

Interest on this Note shall accrue on the outstanding principal balance of this Promissory Note from the date hereof. The outstanding principal amount of this Note and all accrued but unpaid interest shall be payable in full on demand.

IN WITNESS WHEREOF, the undersigned has executed this Note as of the day and year first above written.

Maker: Jolley Marketing, Inc.

/s/ Steven L. White

Steven L. White, President